MERRILL LYNCH
CONVERTIBLE
FUND, INC.



FUND LOGO




Quarterly Report

November 30, 1998


Officers and Directors
Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Vincent T. Lathbury III, Senior Vice
   President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
Daniel A. Luchansky, Vice President
Gerald M. Richard, Treasurer
Ira P. Shapiro, Secretary

Custodian
The Chase Manhattan Bank
Global Securities Services
Chase MetroTech Center
Brooklyn, NY 11245

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Convertible Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH CONVERTIBLE FUND, INC.


DEAR SHAREHOLDER

The quarter ended November 30, 1998 was a volatile one for the convertible market. Merrill Lynch Convertible Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of +3.28%, +3.04%, +3.03% and +3.19%, respectively. (Complete performance information can be found on pages 2 and 3 of this report to shareholders.)

There was tremendous volatility during the November quarter as stock prices declined into early October only to rebound strongly by the end of the quarter. An example of this extreme volatility was the Volatility Index, which reflects a market consensus estimate of future volatility based on the "at the money" quotes (when the strike price and market price are the same) on Standard & Poor's 100 Index options. The Volatility Index started the quarter at an abnormally high 48.3% and closed the period at about 25.0%, which is a more normal level of volatility. However, at the stock market low experienced in early October, this Index registered an astonishing 60.6%. This was a five-year high, which surpassed the 55.5% level reached on October 27, 1997 when the Asian currency crises triggered a 554 point decline of the Dow Jones Industrial Average (DJIA).

Interest rates trended lower during the November quarter, with the long-term Treasury bond yield declining from 5.27% at the beginning of the quarter to 5.06% at its close. Credit quality spreads, which had widened dramatically earlier in the year, continued to widen. According to Bloomberg L.P., the spread between five-year B3-rated industrial corporate notes and similar maturity Government notes increased from 465 basis points (4.65%) to 477 basis points during the quarter. This was partially the result of a flight to quality as well as forced hedge fund liquidations. There was also a concomitant reduction in liquidity in the secondary market.

Present equity valuations give us reason to be cautious. Although it is always difficult to predict the direction of the stock market, it is clear that valuations are very high on a historical basis. During the last 12 months, we observed a disparity between stock valuations and corporate earnings. Valuations have skyrocketed while earnings are generally flat. This phenomenon is evidenced in price/earnings ratios of the equity indexes. The price/earnings ratio of the DJIA expanded from 21.2 on November 30, 1997 to 24.1 on November 30, 1998. During the same period, the price/earnings ratio for the S&P 500 Index jumped from 24.0 to 30.1 (nearly double the quarterly average price/earnings ratio for the last 20 years). The price/earnings ratio for the NASDAQ 100 rocketed from 54.1 to a high of 80.3. In each case, the numerator of the price/earnings ratio rose sharply, while the denominator increased only slightly or declined. Net income for the 30 companies that make up the DJIA rose 2.7%, but the Index still rose 16.5% during the year ended November 30, 1998. Earnings for the S&P 500 companies fell 2.9% but the Index rose 21.8% over the last 12 months. Finally, earnings increases for the NASDAQ 100 companies were a mere 0.8%, but investors still bid up the Index by 49.7%. While lower interest rates may have explained some of the price increases, the expansion in valuations appeared disproportionate to the rate declines, in our view.

Two other areas of concern are investor sentiment (a contrarian indicator) and the trading activity in Internet stocks. Recently, investor psychology has shifted dramatically. According to a survey conducted by one financial publication in September, the percentage of investors who were bearish topped out at 47.5%, while the percentage of bullish investors fell to 36.2%. In our opinion, this was just as the market was making its way to a short-term bottom. Now, after the market's recent recovery, sentiment seems to have reversed. The bullish percentage recently reached a five-year high at 57.9%, and the bear market percentage declined to only 29.0%. These numbers suggest that caution is warranted.

The other indicator favoring a cautious posture is trading activity in Internet stocks. While we recognize the immense potential of the Internet, the trading action in Internet shares reflects manic speculation on the part of the public, in our view. We believe that despite the bright future for the sector, the valuations on many of the Internet stocks appear overly optimistic.


Merrill Lynch Convertible Fund, Inc.
November 30, 1998


Portfolio Matters
Transactions during the November quarter reflect our conservative stance as well as issue-specific opportunities. While stocks in aggregate were trading at high valuations, the strength of the major indexes masked some bargains among individual issues. We concentrated our investments in the out-of-favor issues of quality companies.

We made a significant investment in HEALTHSOUTH Corporation, the nation's top outpatient surgery and rehabilitation firm. We bought this defensive common stock on weakness following an earnings disappointment. By adding stock to our existing position of convertible debentures, we in effect lowered its conversion premium and consequently improved its upside equity participation. We replaced investments in lower-rated Pride International, Inc. convertibles with the investment-grade convertible debentures of Diamond Offshore Drilling, Inc. We also initiated positions in two major investment-grade integrated oil companies: Chevron Corp. (through a convertible bond issued by Pennzoil Co.) and Unocal Corp. (via a convertible preferred). Taking advantage of a turnaround following a poorly executed merger, we bought Union Pacific Corporation's convertible preferred. We sold out of Key Energy Group Inc. and The Pep Boys--Manny, Moe & Jack in response to deterioration in their fundamentals. Perceiving value in the real estate investment trusts, we added to our position in Equities Residential Properties Trust (which resulted from a merger with Merry Land & Investment Co., Inc.) and initiated an investment in Crescent Real Estate Equities Company. Finally, we purchased a Bell Atlantic Financial Services Inc. bond that was convertible into Cable & Wireless Communications PLC.


In Conclusion
We appreciate your continued interest in Merrill Lynch Convertible Fund, Inc., and we look forward to assisting you with your financial needs in the months and years to come.


Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Daniel Luchansky)
Daniel Luchansky
Vice President and Portfolio Manager



January 4, 1999






PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" table assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Merrill Lynch Convertible Fund, Inc.
November 30, 1998


PERFORMANCE DATA (concluded)

Recent Performance Results*
                                                                                        Ten Years/
                                                   12 Month            3 Month       Since Inception
                                                 Total Return        Total Return      Total Return
ML Convertible Fund, Inc. Class A Shares++           -3.04%             +3.28%           +136.43%
ML Convertible Fund, Inc. Class B Shares             -3.78              +3.04            -  2.48
ML Convertible Fund, Inc. Class C Shares             -3.80              +3.03            -  2.43
ML Convertible Fund, Inc. Class D Shares             -2.95              +3.19            -  1.44

 *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten-year/since inception dates are: Class A Shares, for the ten years ended 11/30/98; and Class B, Class C & Class D Shares, from 8/04/97 to 11/30/98.
++Investment results for Class A Shares prior to August 4, 1997 reflect the performance of the Fund's Capital Shares when the Fund was closed-end.


Average Annual Total Return


                                    % Return Without  % Return With
                                       Sales Charge    Sales Charge**

Class A Shares++*

Year Ended 9/30/98                         -8.31%        -13.12%
Five Years Ended 9/30/98                   +6.00         + 4.87
Ten Years Ended 9/30/98                    +8.08         + 7.49

[FN]
++Performance results for Class A Shares prior to August 4, 1997 reflect the performance of the Fund's Capital Shares when the Fund was closed-end.
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge currently applicable to Class A
  Shares.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 9/30/98                         -9.02%        -12.56%
Inception (8/04/97)
through 9/30/98                            -4.36         - 6.07

[FN]
 *Maximum contingent deferred sales charge is 4% and reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 9/30/98                         -9.05%         -9.93%
Inception (8/04/97)
through 9/30/98                            -4.39          -4.39

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/98                         -8.30%        -13.11%
Inception (8/04/97)
through 9/30/98                            -3.60         - 7.99

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Convertible Fund, Inc.
November 30, 1998

SCHEDULE OF INVESTMENTS                                                                                (in US dollars)
               S&P     Moody's        Face
Industry       Rating   Rating       Amount         Convertible Debentures                        Cost           Value
Assisted                                        Assisted Living Concepts, Inc.:
Living--        NR*     NR*     US$ 2,300,000      6% due 11/01/2002                       $  2,323,247     $  1,926,250
2.7%            NR*     NR*           400,000      5.625% due 5/01/2003                         400,000          295,500
                                                                                           ------------     ------------
                                                                                              2,723,247        2,221,750

Automotive                                      Magna International Inc.:
Parts--9.6%     A-      Baa1     C$   500,000      4.875% due 2/15/2005                         502,500          533,125
                A-      Baa1        2,000,000      4.875% due 2/15/2005                       2,015,000        2,120,000
                                                Mark IV Industries:
                BB+     Ba2     US$   650,000      4.75% due 11/01/2004                         617,500          547,625
                BB+     Ba2         1,000,000      4.75% due 11/01/2004                         923,750          842,500
                B+      B1          2,000,000   Mascotech, Inc., 4.50% due 12/15/2003         1,840,000        1,625,000
                B+      NR*         2,250,000   Tower Automotive, Inc., 5% due 8/01/2004      2,346,000        2,415,937
                                                                                           ------------     ------------
                                                                                              8,244,750        8,084,187

Aviation                                        Kellstrom Industries Inc.:
Equipment--     B-      B3          1,000,000      5.75% due 10/15/2002                       1,000,000        1,017,500
1.8%            B-      B3            500,000      5.50% due 6/15/2003                          500,000          463,750
                                                                                           ------------     ------------
                                                                                              1,500,000        1,481,250

Banking &       NR*     NR*         2,000,000   BankAtlantic Bancorp, Inc., 5.625% due        1,932,175        1,610,000
Financial--                                     12/01/2007
1.9%

Boat            B+      B2          1,000,000   Halter Marine Group, Inc., 4.50%
Construction--                                  due 9/15/2004                                   897,855          628,750
0.7%

Conglo-         NR*     NR*           600,000   Polyphase Corporation, 12% due 7/01/1999**      600,000          168,000
merates--
0.2%

Electronics--   NR*     NR*     YEN50,000,000   Matsushita Electric Industrial Company,
1.5%                                            Ltd., Series 5, 1.30% due 3/29/2002             513,387          518,530
                NR*     NR*        30,000,000   Sony Corporation, Series 3, 1.40% due
                                                9/30/2003                                       361,652          414,499
                NR*     NR*        30,000,000   Tokyo Electron Ltd., Series 2, 0.90% due
                                                9/30/2003                                       343,548          363,540
                                                                                           ------------     ------------
                                                                                              1,218,587        1,296,569

Energy--6.5%    A-      Baa2    US$ 2,000,000   Diamond Offshore Drilling, Inc.,
                                                3.75% due 2/15/2007                           1,976,875        1,810,000
                NR*     B2            600,000   Lomak Petroleum, Inc., 6% due 2/01/2007         584,250          368,250
                B-      B3            585,000   Parker Drilling Co., 5.50% due 8/01/2004        591,337          412,425
                BBB     Ba1         3,000,000   Pennzoil Co., 4.95% due 8/15/2008             3,007,500        2,970,000
                                                                                           ------------     ------------
                                                                                              6,159,962        5,560,675

Environ-        A-      Baa3        1,605,000   Thermo Ecotek Corp., 4.875%
mental--                                        due 4/15/2004                                 1,606,119        1,452,525
2.7%            A-      Baa3        1,000,000   Thermo Fibertek Inc., 4.50%
                                                due 7/15/2004                                   775,000          818,750
                                                                                           ------------     ------------
                                                                                              2,381,119        2,271,275

Food &          NR*     NR*     YEN14,000,000   Sanyo Coca-Cola Bottling Co.,
Beverage--0.1%                                  Series 1, 0.90% due 6/30/2003                   146,267          113,215



Merrill Lynch Convertible Fund, Inc.
November 30, 1998

SCHEDULE OF INVESTMENTS (continued)                                                                    (in US dollars)
               S&P     Moody's        Face
Industry       Rating   Rating       Amount         Convertible Debentures                        Cost           Value
Healthcare      BBB-    Ba2     US$ 1,250,000   HEALTHSOUTH Corporation, 3.25% due         $  1,182,500     $  1,043,750
Services--3.6%                                  4/01/2003
                B-      B3          2,325,000   Integrated Health Services Inc.,
                                                5.75% due 1/01/2001                           2,373,313        2,022,750
                                                                                           ------------     ------------
                                                                                              3,555,813        3,066,500

Home            BBB-    Ba1         2,500,000   Lennar Corp., 4.276% due 7/29/2018 (b)        1,088,358        1,056,250
Builders--1.3%

Home            A-      Baa1        1,450,000   Newell Financial Trust I, 5.25%
Furnishings--                                   due 12/01/2027                                1,571,924        1,620,375
1.9%

Medical         NR*     NR*           550,000   Phoenix Shannon PLC, 9.50% due 11/01/2000       216,707            5,500
Supplies--      A-      NR*           250,000   Thermolase Corp., 4.375% due 8/05/2004          224,895          201,875
0.2%                                                                                       ------------     ------------
                                                                                                441,602          207,375

Paper--2.2%     NR*     NR*         2,000,000   Metsa Serla Oyj (A Shares), 4.375% due
                                                10/15/2002                                    1,973,425        1,822,500

Pharmaceuti-    BBB-    Baa3          750,000   ALZA Corp., 5% due 5/01/2006                    750,000        1,106,250
cals--5.6%      NR*     NR*         1,900,000   Genzyme Corp., 5.25% due 6/01/2005            1,843,750        2,396,375
                NR*     NR*         1,200,000   Swiss Life Finance Ltd., 2% due 5/20/2003     1,272,750        1,284,000
                                                                                           ------------     ------------
                                                                                              3,866,500        4,786,625

Real Estate     NR*     B3          1,500,000   Healthcare Realty Trust Inc., 6.55%
Investment                                      due 3/14/2002                                 1,397,318        1,381,875
Trusts--1.6%

Restaurants--   NR*     B2            400,000   Hometown Buffet Inc., 7% due 12/01/2002         402,000          437,000
0.5%

Retail--        A+      A1          1,750,000   Home Depot Inc., 3.25% due 10/01/2001**       1,754,688        3,928,750
Building
Materials--4.6%

Scientific      A-      NR*         2,000,000   Thermo Cardio Systems, 4.75% due 5/15/2004    2,000,000        1,770,000
Equipment--     A-      Ba2         1,100,000   Thermo Electron Corporation, 4.25% due
3.8%                                            1/01/2003                                     1,270,500          970,750
                A-      Baa3          500,000   Thermo Optek Inc., 5% due 10/15/2000            517,500          492,500
                                                                                           ------------     ------------
                                                                                              3,788,000        3,233,250

Semi-           B       NR*           750,000   Cypress Semiconductor Corp., 6%
conductors--                                    due 10/01/2002                                  750,000          663,750
0.8%

Technology--    NR*     NR*         1,000,000   Apple Computer, 6% due 6/01/2001**              950,000        1,215,000
3.4%                                            Data General Corp.:
                B       B3            500,000      6% due 5/15/2004                             500,000          480,000
                B       B3          1,250,000      6% due 5/15/2004                           1,205,000        1,221,875
                                                                                           ------------     ------------
                                                                                              2,655,000        2,916,875

Tele-                                           Bell Atlantic Financial Services Inc.:
communica-      A+      A1          1,000,000      5.75% due 4/01/2003                        1,012,500        1,027,500
tions--4.1%     NR*     NR*         2,400,000      4.25% due 9/15/2005                        2,445,500        2,475,000
                                                                                           ------------     ------------
                                                                                              3,458,000        3,502,500

Water Treatment BBB-    Ba3         2,350,000   U.S. Filter Corp., 4.50% due 12/15/2001       2,386,000        2,238,375
Systems--2.6%

                                                Total Convertible Debentures--63.9%          54,892,590       54,297,671



Merrill Lynch Convertible Fund, Inc.
November 30, 1998

SCHEDULE OF INVESTMENTS (continued)                                                                    (in US dollars)
               S&P     Moody's       Shares
Industry       Rating   Rating        Held       Convertible Preferred Stocks                     Cost           Value
Airlines--0.6%  B       B1            375,000   Continental Air Finance Trust,
                                                8.50% due 12/01/2020                       $    581,451     $    555,000

Banking &       NR*     A1             10,000   Jefferson Pilot Corp. (ACESsm)
Financial--                                     (into NATIONSBANK), 7.25% (c)                   725,000        1,110,000
1.3%

Construction &  BBB+    Baa3           25,000   Fleetwood Capital Trust, 6%                   1,260,625        1,121,875
Housing--2.9%   BBB+    Baa3           30,000   Fleetwood Capital Trust, 6%                   1,305,000        1,346,250
                                                                                           ------------     ------------
                                                                                              2,565,625        2,468,125

Containers--    BB-     Ba3            20,000   Owen-Illinois Inc., 4.75%                     1,000,000          880,000
1.0%

Energy--3.6%    BB-     Ba2            20,000   CalEnergy Capital Trust II, 6.25%             1,000,000          940,000
                BBB     Baa2           40,000   Unocal Capital Trust, 6.25%                   2,136,250        2,150,000
                                                                                           ------------     ------------
                                                                                              3,136,250        3,090,000

Oil & Gas       B       B3             27,000   Lomak Petroleum, Inc., 5.75%                  1,350,000          391,500
Producers--     BBB-    Baa3           10,000   Occidental Petroleum Corp., $3                  580,600          528,750
1.1%                                                                                       ------------     ------------
                                                                                              1,930,600          920,250

Paper--2.3%     BBB     Baal           40,000   International Paper Capital
                                                Trust, 5.25%                                  1,902,000        1,915,000

Railroads--     BB+     Ba2            51,000   Union Pacific Capital Trust, 6.25%            2,386,813        2,435,250
2.9%

Real Estate     BB      NR*            75,000   Crescent Real Estate Equities
Investment                                      Company, 6.75%                                1,298,250        1,321,875
Trusts--3.0%    NR*     Baa1           45,000   Equity Residential Properties,
                                                Series J, $2.15                               1,198,462        1,234,688
                                                                                           ------------     ------------
                                                                                              2,496,712        2,556,563

Restaurants--   BBB     Baa2           20,000   Wendy's Financing I, Series A, 5%             1,044,750          983,750
1.2%

Retail--3.1%    BB-     B1             44,500   Kmart Financing I, 7.75%                      2,417,045        2,611,594

Steel--5.5%     NR*     Baa3           30,000   USX Capital Trust I, 6.75%                    1,387,500        1,314,375
                B       Caa            60,000   WHX Corporation, Series A, 6.50%              2,584,540        2,475,000
                A-      A3            103,610   Worthington Industries, Inc. (into
                                                Rouge Steel Common Stock), 7.25%              1,751,527          841,831
                                                                                           ------------     ------------
                                                                                              5,723,567        4,631,206

Utilities--1.0% A+      A2             20,000   Citizens Utilities Trust, 5%                    886,200          860,000

                                                Total Convertible Preferred Stocks--29.5%    26,796,013       25,016,738


                                                   Common Stocks & Warrants

Airlines--0.7%                         15,508   Continental Airlines, Inc., Class B**           581,451          547,626

Building & Construction--0.8%          74,100   Morrison Knudsen Corp.                          919,835          713,213

Conglomerates--0.0%                   105,000   Polyphase Corporation**                         158,550           21,000
                                       52,500   Polyphase Corporation (Warrants)(a)**            13,125              525
                                       52,500   Polyphase Corporation (Warrants)(a)**            26,250            4,200
                                                                                           ------------     ------------
                                                                                                197,925           25,725

Consumer Products--1.2%                35,000   RJR Nabisco Holdings Corp.                    1,142,475        1,008,438

Engineering & Construction--0.5%       27,000   Foster Wheeler Corporation                      448,791          462,375

Healthcare Services--1.0%              60,000   HEALTHSOUTH Corporation                         658,699          806,250

Machinery--0.6%                        22,000   Case Corporation                                579,773          533,500




Merrill Lynch Convertible Fund, Inc.
November 30, 1998

SCHEDULE OF INVESTMENTS (concluded)                                                                    (in US dollars)
                                     Shares
Industry                              Held         Common Stocks & Warrants                       Cost           Value
Mining--1.0%                           37,000   Cyprus Amax Minerals Co.                   $    625,776     $    420,875
                                       40,000   Inco Limited                                    739,218          462,500
                                                                                           ------------     ------------
                                                                                              1,364,994          883,375

Semiconductors--0.9%                   32,500   Cypress Semiconductor Corp.                     452,262          331,094
                                       75,000   Integrated Device Technology, Inc.              700,299          440,625
                                                                                           ------------     ------------
                                                                                              1,152,561          771,719

Steel--0.5%                            20,000   AK Steel Holding Corporation                    300,775          383,750

Utilities--0.1%                        12,940   Citizens Utilities Company (Class B)            118,048          103,522

                                                Total Common Stocks & Warrants--7.3%          7,465,327        6,239,493

Total Investments--100.7%                                                                  $ 89,153,930       85,553,902
                                                                                           ============
Short Sales (Proceeds--$3,220,033)--(4.6%)**                                                                  (3,925,256)

Other Assets Less Liabilities--3.9%                                                                            3,314,237
                                                                                                            ------------
Net Assets--100.0%                                                                                          $ 84,942,883
                                                                                                            ============

Net Asset    Class A--Based on net assets of $50,059,023 and 4,180,468 share of
Value:                beneficial interest outstanding                                                       $      11.97
                                                                                                            ============
             Class B--Based on net assets of $22,840,077 and 1,922,406 shares of
                      beneficial interest outstanding                                                       $      11.88
                                                                                                            ============
             Class C--Based on net assets of $5,090,131 and 428,274 shares of
                      beneficial interest outstanding                                                       $      11.89
                                                                                                            ============
             Class D--Based on net assets of $6,953,652 and 580,265 shares of
                      beneficial interest outstanding                                                       $      11.98
                                                                                                            ============

(a)Warrants entitle the Fund to purchase a predetermined number of shares of Common Stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(b)Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
(c)Adjustable Convertible Extendable Securities.
  *Not Rated.

 **Covered short sales entered into as of November 30, 1998 were as follows:

   Shares             Issue                          Value

    31,500        Apple Computer                $  (1,008,000)
    31,000        Continental Airlines, Inc.       (1,094,687)
    36,600        Home Depot Inc.                  (1,820,850)
     5,500        Polyphase Corporation                (1,719)
                                                -------------
   Total (Proceeds--$3,220,033)                 $  (3,925,256)
                                                =============


PORTFOLIO INFORMATION


As of November 30, 1998

                                              Percent of
Ten Largest Holdings                          Net Assets

Home Depot Inc., 3.25% due 10/01/2001           4.6%
Bell Atlantic Financial Services Inc.*          4.1
Pennzoil Co., 4.95% due 8/15/2008               3.5
Magna International Inc., 4.875%
  due 2/15/2005*                                3.1
Kmart Financing I, 7.75%                        3.1
WHX Corporation, Series A, 6.50%                2.9
Fleetwood Capital Trust, 6%*                    2.9
Union Pacific Capital Trust, 6.25%              2.9
Tower Automotive, Inc., 5% due 8/01/2004        2.8
Genzyme Corp., 5.25% due 6/01/2005              2.8

[FN]
*Includes combined holdings.